UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03566

T. Rowe Price Growth & Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

Growth & Income Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Earnings growth picked up late in the period, while the economic environment was positive for U.S. consumers who benefited from relatively lower energy prices and a strengthening dollar. Some sectors, including financials and industrials, benefited from the expectation of new government stimulus through lower taxes and increased infrastructure spending. That expectation, along with a recovery in energy prices, helped to propel large-cap value stocks over growth stocks during the period.

Your fund returned 21.05% for the 12-month period ended December 31, 2017, compared with 21.83% for the S&P 500 Index and 21.63% for the Lipper Large-Cap Core Funds Index.

INVESTMENT APPROACH

The Growth & Income Fund seeks long-term capital appreciation by investing in a concentrated portfolio of domestic large-cap growth and value stocks. The fund employs fundamental, bottom-up analysis and a rigorous valuation assessment to find the stocks with the most potential for appreciation.

In selecting stocks for the portfolio, the fund generally starts with companies of more than $5 billion in market capitalization that carry “buy” ratings from T. Rowe Price analysts. In our analyses of these companies, we focus on four key elements:

●	Understanding a company’s business model and strategy.

●	Developing a relationship with the company’s management.

●	Determining the company’s standing within its industry.

●	Assessing the company’s valuation.

The fund has a bias toward high-quality companies that have opportunities to increase their market share or have barriers to entry around their business that protect them and allow them to grow organically.

We look for well-managed firms with great products and services within an industry that may be in a cyclical trough. Lastly, we favor companies with characteristics that we believe can drive equity appreciation, such as pricing power, new product cycles, improving margins, and a strategy to earn better returns on their invested capital.

Beyond good fundamentals, we look for management teams that can create value by executing well and improving the business. We also pay close attention to free cash flow and management’s effectiveness in redeploying its capital. We like managements that invest in their business when there is the potential for attractive returns or return of capital to shareholders if conditions warrant.

We also employ a disciplined sell process. After stocks are added to the portfolio, they are subject to continued scrutiny. Criteria for selling stocks include a downgrade by a T. Rowe Price analyst, deterioration in the company’s fundamentals or management, the discovery of a better investment idea, or the fulfilment of our investment thesis when a stock becomes fully valued.

MARKET REVIEW

The S&P 500 Index ended 2017 close to the record high reached earlier in December, joining other global stock benchmarks that finished at near-record highs. While U.S. stocks outpaced many other major developed global markets, the world’s economies experienced a broadly synchronized upswing. The U.S. Federal Reserve raised interest rates three times during the year, a clear indication of strengthening economic growth. Inflation remained low. Growth stocks widely outpaced value stocks across all market capitalizations, according to various Russell indexes.

Large-cap shares, as measured by the S&P 500 Index, produced positive returns and outperformed their smaller peers. Nine out of 11 sectors advanced. Information technology shares fared best, rising 39%, largely driven by outsized gains in a handful of technology and Internet stocks. The materials, consumer discretionary, financials, and health care sectors all outperformed the S&P 500 benchmark returns. Telecommunication services and energy finished 2017 with negative returns, both in the neighborhood of -1%. Telecommunication services stocks fell as wireless companies contended with slowing growth. Low oil prices in the first half of the year weighed on the energy sector. However, cooperation among the world’s major oil producers to curb output helped energy stocks reverse most of their declines by year-end.

PORTFOLIO PERFORMANCE AND STRATEGY

Our stock selection in industrials and business services, information technology, health care, utilities, and real estate contributed to the portfolio’s performance relative to the S&P 500 Index. Our stock selection in financials, consumer discretionary, materials, consumer staples, and energy detracted from relative performance.

Our largest absolute sector position is in information technology, and our stock selections were lifted by the sector’s strong rally, particularly during the second half of 2017. Apple, Microsoft, and Alphabet, the parent company of Google, were top contributors on an absolute basis. At various times through the year, we trimmed our position in Apple on strength, but the stock, along with Microsoft and Alphabet, continued to be among our 10 largest holdings. Visa, a strong absolute and relative contributor, benefited from accelerated earnings growth and cost reduction from synergies following its Visa Europe acquisition. Hardware and software producer Cisco Systems is another stock that we believe can continue to add positive performance to the fund. We like Cisco’s durability and product mix and its strong gross margins. Additionally, we believe tax reform could be a positive for Cisco, which could repatriate its large reservoir of cash overseas. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The financials sector occupies a large absolute and relative position in the fund. As measured by the S&P 500, the sector performed well since the U.S. election on expectations for higher interest rates and tax reform. Our overweight to financials contributed to the portfolio’s performance, but our stock selection detracted. Our holdings in high-quality insurance companies, including XL Group, Willis Towers Watson, and Marsh & McLennan, outperformed in the first half of the year, but by the end of the year, XL Group and AIG, in which we initiated a position during the first half, significantly underperformed. The surfeit of hurricanes and wildfires (and the ensuing claims) that swept through the U.S. in 2017 hurt the insurers’ performance. However, we continue to believe that these stocks can perform well in the longer term as they stand to benefit from an expected rise in insurance coverage price premiums. JPMorgan Chase was one of the fund’s biggest absolute contributors. In early 2017, we added to our positions in other banks on weakness, and by the year’s end, they benefited from a rally fueled by rising interest rates and optimism surrounding tax reform.

Strong stock selection within industrials and business services helped the sector become our biggest contributor in the period. We were attracted to companies with solid business models, strong cash flows, and exposure to several different end markets. Industrial conglomerate Honeywell International was our most significant exposure within the sector, and it performed very well. Other notable performers included integrated solid waste services company Waste Connections, air freight and logistics company C.H. Robinson Worldwide, and machinery maker Stanley Black & Decker.

Our performance in the consumer discretionary and consumer staples sectors was aided by our sector weightings but hurt by our stock selection. The fund’s media holdings for most of the year represented our largest industry exposure within consumer discretionary. But we grew less optimistic about the media industry, and in the fourth quarter, we eliminated detractor Twenty-First Century Fox. Comcast was also a detractor in the period. On the other hand, Amazon.com and Home Depot did well. The market for consumer staples stocks in 2017, we believe, struggled a bit, but we added to high-quality food products companies Kraft Heinz, Mondelez, and Tyson Foods. We eliminated a detractor, Walgreens Boots Alliance, because we think that Internet-based retailers are eroding its competitive strength. Dr Pepper Snapple was also eliminated, as we became less confident about its ability to find success with its brand of BAI drinks.

INVESTMENT OUTLOOK

We expect valuations to remain high as we move into 2018. We expect the U.S. economy to show strength amid a generally positive environment of improving business sentiment, solid corporate earnings, newly passed tax reform, a rise in consumer spending, optimism about an anticipated increase in infrastructure spending, and growth, albeit mild, in wages.

Globally, we are encouraged by signs that the synchronized global growth we saw in 2017 could carry over into 2018. But we are watching for signs of risk, including an unanticipated rise in inflation, a faster-than-expected pullback of quantitative easing, a deceleration of growth in China, or ramifications from a rise in geopolitical tensions.

We continue to like financials, as we believe that their valuations are attractive and that higher interest rates would be good for the sector. Meanwhile, moderate gains in consumer spending, along with housing prices, could continue to provide a tailwind to growth. We expect stock selection will be the primary driver of the portfolio’s longer-term outperformance and believe that our approach will benefit from a more subdued market return environment and elevated volatility. As always, we rely on our global research team of industry specialists to uncover fundamentally sound companies and remain committed to providing quality risk-adjusted returns over the long term.

Respectfully submitted,

Jeffrey Rottinghaus
Chairman of the fund’s Investment Advisory Committee

January 23, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/17
Microsoft	3.1%
Danaher	3.0
ExxonMobil	3.0
Alphabet	3.0
Becton, Dickinson & Company	2.9
Wells Fargo	2.8
Medtronic	2.6
JPMorgan Chase	2.6
Apple	2.5
UnitedHealth Group	2.5
Cisco Systems	2.2
Honeywell International	2.2
DowDuPont	2.0
Visa	2.0
KeyCorp	1.9
NextEra Energy	1.9
American International Group	1.9
Kraft Heinz	1.8
Merck	1.8
Accenture	1.8
Waste Connections	1.8
Philip Morris International	1.7
Amazon.com	1.7
Thermo Fisher Scientific	1.6
EOG Resources	1.6
Total	55.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE					
Beginning of period	$ 25.13	$ 28.46	$ 32.26	$ 29.68	$ 22.57
Investment activities					
Net investment income(1)	0.30	0.35	0.35	0.31	0.29
Net realized and unrealized gain / loss	4.97	1.77	0.87	3.48	7.11
Total from investment activities	5.27	2.12	1.22	3.79	7.40
Distributions					
Net investment income	(0.32)	(0.36)	(0.35)	(0.32)	(0.29)
Net realized gain	(1.64)	(5.09)	(4.67)	(0.89)	–
Total distributions	(1.96)	(5.45)	(5.02)	(1.21)	(0.29)
NET ASSET VALUE					
End of period	**$ 28.44**	**$ 25.13**	**$ 28.46**	**$ 32.26**	**$ 29.68**

Ratios/Supplemental Data

Total return(2)	**21.05%**	**7.23%**	**4.12%**	**12.88%**	**32.95%**
Ratio of total expenses to average net assets	0.66%	0.67%	0.67%	0.67%	0.68%
Ratio of net investment income to average net assets	1.09%	1.23%	1.09%	1.02%	1.11%
Portfolio turnover rate	64.9%	82.2%	76.4%	15.2%	14.4%
Net assets, end of period (in millions)	$ 1,893	$ 1,639	$ 1,553	$ 1,589	$ 1,466

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	Year Ended 12/31/17	11/29/16[1] Through 12/31/16
NET ASSET VALUE		
Beginning of period	$ 25.12	$ 30.05
Investment activities		
Net investment income[2]	0.36	0.05[3]
Net realized and unrealized gain / loss	4.94	0.20
Total from investment activities	5.30	0.25
Distributions		
Net investment income	(0.33)	(0.09)
Net realized gain	(1.64)	(5.09)
Total distributions	(1.97)	(5.18)
NET ASSET VALUE		
End of period	**$ 28.45**	**$ 25.12**

Ratios/Supplemental Data

Total return[4]	**21.18%**	**0.58%[3]**
Ratio of total expenses to average net assets	0.58%	0.59%[3][5]
Ratio of net investment income to average net assets	1.26%	2.08%[3][5]
Portfolio turnover rate	64.9%	82.2%
Net assets, end of period (in thousands)	$ 5,578	$ 209

(1) Inception date.
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 5. Excludes expenses in excess of a 0.05% contractual operating expense limitation in effect through 4/30/19.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 96.1%		
CONSUMER DISCRETIONARY 8.6%		
Hotels, Restaurants & Leisure 1.5%		
Yum! Brands	355,770	29,034
		29,034
Internet & Direct Marketing Retail 2.8%		
Amazon.com (1)	27,020	31,599
Priceline (1)	12,200	21,201
		52,800
Media 1.3%		
Comcast, Class A	595,770	23,861
		23,861
Multiline Retail 1.5%		
Dollar General	308,230	28,668
		28,668
Specialty Retail 1.5%		
Home Depot	108,566	20,576
L Brands	133,570	8,044
		28,620
Total Consumer Discretionary		162,983
CONSUMER STAPLES 9.2%		
Beverages 1.6%		
PepsiCo	252,880	30,325
		30,325
Food & Staples Retailing 1.0%		
CVS Health	269,790	19,560
		19,560

Food Products 4.9%		
Kraft Heinz	445,660	34,655
Mondelez International	714,610	30,585
Tyson Foods, Class A	332,640	26,967
		92,207
Tobacco 1.7%		
Philip Morris International	310,040	32,756
		32,756
Total Consumer Staples		174,848
ENERGY 6.2%		
Oil, Gas & Consumable Fuels 6.2%		
EOG Resources	289,660	31,257
ExxonMobil	681,380	56,991
TransCanada	601,750	29,269
Total Energy		117,517
FINANCIALS 17.1%		
Banks 8.9%		
JPMorgan Chase	459,800	49,171
KeyCorp	1,815,670	36,622
U.S. Bancorp	567,180	30,390
Wells Fargo	880,960	53,448
		169,631
Capital Markets 1.3%		
Intercontinental Exchange	361,310	25,494
		25,494
Insurance 6.9%		
American International Group	595,640	35,488
Chubb	143,000	20,897
Marsh & McLennan	313,450	25,512

Willis Towers Watson	183,910	27,713
XL Group	578,904	20,354
		129,964
Total Financials		325,089
HEALTH CARE 15.7%		
Health Care Equipment & Supplies 8.5%		
Becton, Dickinson	254,783	54,539
Danaher	615,620	57,142
Medtronic	611,882	49,409
		161,090
Health Care Providers & Services 2.5%		
UnitedHealth Group	217,710	47,996
		47,996
Life Sciences Tools & Services 2.9%		
Agilent Technologies	347,380	23,264
Thermo Fisher Scientific	164,670	31,268
		54,532
Pharmaceuticals 1.8%		
Merck	614,610	34,584
		34,584
Total Health Care		298,202
INDUSTRIALS & BUSINESS SERVICES 9.4%		
Air Freight & Logistics 1.6%		
C.H. Robinson Worldwide	335,309	29,873
		29,873
Commercial Services & Supplies 1.8%		
Waste Connections	476,140	33,777
		33,777

Electrical Equipment 1.1%		
Emerson Electric	306,140	21,335
		21,335
Industrial Conglomerates 2.2%		
Honeywell International	266,520	40,873
		40,873
Machinery 2.7%		
Fortive	296,870	21,479
Stanley Black & Decker	177,560	30,130
		51,609
Total Industrials & Business Services		177,467
INFORMATION TECHNOLOGY 20.6%		
Communications Equipment 2.2%		
Cisco Systems	1,091,090	41,788
		41,788
Internet Software & Services 4.2%		
Alphabet, Class C (1)	53,932	56,435
Facebook, Class A (1)	127,850	22,560
		78,995
IT Services 5.4%		
Accenture, Class A	223,910	34,278
Fiserv (1)	237,630	31,161
Visa, A Shares	326,970	37,281
		102,720
Semiconductors & Semiconductor Equipment 2.1%		
Qualcomm	367,650	23,537
Texas Instruments	44,060	4,602
Xilinx	181,793	12,256
		40,395

Software 4.2%		
Microsoft	690,550	59,070
Salesforce.com (1)	191,990	19,627
		78,697
Technology Hardware, Storage & Peripherals 2.5%		
Apple	283,620	47,997
		47,997
Total Information Technology		390,592
MATERIALS 3.3%		
Chemicals 2.0%		
DowDuPont	526,449	37,494
		37,494
Containers & Packaging 1.3%		
Ball	670,850	25,391
		25,391
Total Materials		62,885
REAL ESTATE 1.4%		
Equity Real Estate Investment Trusts 1.4%		
American Tower, REIT	186,631	26,627
Total Real Estate		26,627
UTILITIES 4.6%		
Electric Utilities 3.2%		
NextEra Energy	228,170	35,638
Southern Company	519,240	24,970
		60,608

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,366,066)	$ 1,890,803
Receivable for investment securities sold	7,461
Dividends receivable	2,357
Receivable for shares sold	775
Other assets	38
Total assets	1,901,434
Liabilities	
Payable for shares redeemed	1,461
Investment management fees payable	869
Due to affiliates	150
Payable to directors	1
Other liabilities	100
Total liabilities	2,581
NET ASSETS	**$ 1,898,853**
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 27,877
Net unrealized gain	524,737
Paid-in capital applicable to 66,761,927 shares of $0.01 par value capital stock outstanding; 500,000,000 shares authorized	1,346,239
NET ASSETS	**$ 1,898,853**
NET ASSET VALUE PER SHARE	
Investor Class	
($1,893,275,549 / 66,565,871 shares outstanding)	**$ 28.44**
I Class	
($5,577,616 / 196,056 shares outstanding)	**$ 28.45**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/17	12/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 19,607	$ 19,604
Net realized gain	137,792	42,744
Change in net unrealized gain / loss	182,226	50,046
Increase in net assets from operations	339,625	112,394
Distributions to shareholders		
Net investment income		
Investor Class	(20,411)	(19,711)
I Class	(31)	(1)
Net realized gain		
Investor Class	(103,527)	(279,799)
I Class	(179)	(42)
Decrease in net assets from distributions	(124,148)	(299,553)
Capital share transactions*		
Shares sold		
Investor Class	147,197	160,651
I Class	5,410	250
Distributions reinvested		
Investor Class	119,116	287,343
I Class	109	–
Shares redeemed		
Investor Class	(227,764)	(174,556)
I Class	(355)	–
Increase in net assets from capital share transactions	43,713	273,688
Net Assets		
Increase during period	259,190	86,529
Beginning of period	1,639,663	1,553,134
End of period	**$ 1,898,853**	**$ 1,639,663**
Undistributed net investment income	–	554

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth and current income primarily through investments in stocks. The fund has two classes of shares: the Growth & Income Fund (Investor Class) and the Growth & Income Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $11,000 for the year ended December 31, 2017.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On December 31, 2017, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2017, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,113,223,000 and $1,174,001,000, respectively, for the year ended December 31, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital. Reclassifications between income and gain relate primarily to per-share rounding of distributions. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2017 and December 31, 2016, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2017, the I Class operated below its expense limitation.

Pursuant to this agreement, less than $1,000 of expenses were repaid to Price Associates during the year ended December 31, 2017. At December 31, 2017, there were no amounts subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2017, expenses incurred pursuant to these service agreements were $86,000 for Price Associates; $924,000 for T. Rowe Price Services, Inc.; and $289,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. At December 31, 2017, and during the year then ended, no shares of the fund were held by the Spectrum Funds.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Growth & Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Growth & Income Fund, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$18,642,000 from short-term capital gains,

●	$101,249,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $30,147,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $27,056,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee
on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps, CFA, CPA**	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1971)	Price Trust Company
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Growth & Income Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Heather McPherson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc

Jason Nogueira (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth & Income Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018